UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36094	52-1652138
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2018, Community Bank of the Chesapeake (the “Bank”), the wholly owned subsidiary of The Community Financial Corporation and The Community Financial Corporation (the “Company”) entered into new employment agreements with William J. Pasenelli, President and Chief Executive Officer, Todd Capitani, Executive Vice President and Chief Financial Officer, James M. Burke, Executive Vice President and Chief Risk Officer, Gregory C. Cockerham, Executive Vice President and Chief Lending Officer and James Di Misa, Executive Vice President and Chief Operating Officer (collectively the “Executive(s)”). The new employment agreements by and between the Executives, the Bank and the Company (the “Employment Agreement(s)”) supersede any and all prior employment agreements (and amendments thereto) between the Executives, the Bank and the Company in their entirety (“Prior Agreement(s)”).

Like the Prior Agreements, the Employment Agreements provide for a three year term which renews on a daily basis unless the Company, the Bank or the Executives elect not to extend the term of the Employment Agreement.

The Prior Agreement and Employment Agreement also provide for, among other things, a minimum annual base salary, eligibility to participate in employee benefit plans and programs maintained by the Company and the Bank for the benefit of their employees, including discretionary bonuses, incentive compensation programs, medical, dental, pension, profit sharing, retirement and stock-based compensation plans and certain fringe benefits applicable to executive personnel. In addition, if an Executive experiences a termination of employment without Cause, Messrs. Pasenelli and Burke are entitled to a lump sum cash severance payment equal to: (i) three (3) times base salary and (ii) three (3) times the most recent incentive compensation payment and Messrs. Di Misa, Cockerham and Capitani are entitled to a lump sum cash severance payment equal to: (i) two (2) times base salary and (ii) two (2) times the most recent incentive compensation payment. Further, the Employment Agreements provide for a lump sum cash payment equal to the value of COBRA coverage for thirty-six (36) months, rather than continued health, dental and life insurance coverage as set forth under the Prior Agreements. For purposes of this Form 8-K, the cash severance benefits noted above are collectively referred to as the General Severance Benefit.

The Employment Agreements provide that if within twelve (12) months following a Change in Control an Executive experiences an involuntary termination of employment or an Executive voluntarily terminates his employment for reasons outlined in the Employment Agreements, the Executive will be entitled to the General Severance Benefit described above. The Employment Agreements also includes a “net after tax benefit” approach in the event the severance benefits paid upon a Change in Control under the Employment Agreement or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended.

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The Employment Agreements also update the job positions for the Executives where applicable and clarify the regulatory provisions in the agreement.

Unless defined herein, capitalized terms have the meaning given them in the Employment Agreements.

In connection with the Compensation Committee’s annual review of the Executives’ non-qualified retirement plans and arrangements, the following documents were amended and restated in their entirety effective April 30, 2018:

a.	2011 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and James Burke;

b.	2011 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and Todd Capitani;

c.	2011 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and Gregory Cockerham;

d.	2011 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and James Di Misa;

e.	2011 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and William Pasenelli;

f.	2014 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and James Burke;

g.	2014 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and Todd Capitani;

h.	2014 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and Gregory Cockerham;

i.	2014 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and James Di Misa;

j.	2014 Amended and Restated Supplemental Executive Retirement Plan by and between Community Bank of the Chesapeake and William Pasenelli;

k.	2003 Amended and Restated Community Bank of the Chesapeake Salary Continuation Agreement by and between Gregory Cockerham;

l.	2003 Amended and Restated Community Bank of the Chesapeake Salary Continuation Agreement by and between William Pasenelli;

m.	2006 Amended and Restated Community Bank of the Chesapeake Salary Continuation Agreement by and between James Burke

n.	2006 Amended and Restated Community Bank of the Chesapeake Salary Continuation Agreement by and between Gregory Cockerham;

o.	2006 Amended and Restated Community Bank of the Chesapeake Salary Continuation Agreement by and between James Di Misa; and

p.	2006 Amended and Restated Community Bank of the Chesapeake Salary Continuation Agreement by and between William Pasenelli.

In general, the Supplemental Executive Retirement Plans and Salary Continuation Agreements were amended to: (i) provide for full vesting at age 62, (ii) remove gross ups (if applicable) and include the net after tax benefit approach for benefits distributed in connection with a Change in Control, (iii) remove single trigger payments in the event of a Change in Control (all benefits require termination of employment within a specified period following a Change in Control); (vi) clarify regulatory language and (v) except in the case of the 2006 Salary Continuation Agreements, provide for an additional three (3) years of credited service in the event of a Change in Control.

The foregoing description is a summary and it is qualified in its entirety by the plans and agreements which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION
(Registrant)

Date: May 4, 2018	By:	/s/ William J. Pasenelli
William J. Pasenelli
President and Chief Executive Officer

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